                                                                   EXHIBIT 10.24


                          EXODUS COMMUNICATIONS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

          This Stock Option Agreement ("Agreement") is made and entered into as
                                        ---------
of the Date of Grant set forth below (the "Date of Grant") by and between Exodus
                                           -------------
Communications, Inc., a California corporation (the "Company"), and the Optionee
                                                     -------
named below ("Optionee").
              --------


Optionee:                    K.B. Chandrasekhar

Social Security Number:      ###-##-####

Address:                     21591 Regnart Road
                             Cupertino, CA  95016

Total Option Shares:         500,000

Exercise Price Per Share:    $3.00

Date of Grant:               January 27, 1998

Vesting Date:                January 27, 2001

Expiration Date:             January 27, 2008

        1.      Grant of Option.  The Company hereby grants to Optionee an
                ---------------
option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the
                                                         ------
Exercise Price Per Share set forth above (the "Exercise Price"), subject to all
                                               --------------
of the terms and conditions of this Agreement. This Option is intended to be a "nonqualified stock option."

     2.         Vesting and Exercise Periods
                ----------------------------

                2.1  Vesting and Exercise Periods of Option.  This Option will
                     --------------------------------------
vest as to all of the Shares on the Vesting Date, provided Optionee is
                                                  --------
continuously in the service of the Company from the Date of Grant through the Vesting Date. For purposes of this Option, Optionee will be deemed in service of the Company for so long as Optionee renders services as a full time employee of the Company or any Subsidiary or Parent of the Company. Notwithstanding the foregoing, all of the Shares shall vest upon the occurrence of any of the following events: (the closing of the merger of the Company with and into an unaffiliated corporation; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the involuntary Termination (as defined in Section 3, below) of Optionee for any reason other than Cause. For purposes of the foregoing, in the event of an involuntary Termination of Optionee, the Company's Board of Directors shall determine in good faith whether Optionee has been Terminated for Cause.

                2.2  Expiration.  This Option shall expire on the Expiration
                     ----------
Date set forth above and must be exercised, if at all, on or before the Expiration Date.

     3.         Termination.  The following provisions shall govern the exercise
                -----------
of this Option in the event the Optionee is Terminated. For purposes of the foregoing, Optionee shall be deemed Terminated when Optionee ceases to be in the service of the Company as defined above.

                3.1  Termination for Any Reason Except Death or Disability.  If
                     -----------------------------------------------------
Optionee is Terminated for any reason, except death or Disability, notwithstanding any other provision in this Agreement or in the Plan to the contrary, this Option, to the extent that it would have been exercisable by Optionee on the date of Termination pursuant to this Agreement, may be exercised by Optionee no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date.

                3.2  Termination Because of Death or Disability.  If Optionee is
                     ------------------------------------------
Terminated because of death or Disability of Optionee, this Option, to the extent that it is exercisable by Optionee on the date of Termination, may be exercised by Optionee (or Optionee's legal representative) no later than ninety
(90) days after the date of Termination, but in any event no later than the Expiration Date.

                3.3  No Obligation to Employ.  Nothing in the Plan or this
                     -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

                3.4 For purposes of this Section 3, Optionee shall not be deemed Terminated nor shall a Termination be deemed to have occurred for so long as Optionee continues to render services as an employee, director or independent consultant to the Company or any Subsidiary or Parent of the Company.


     4.         Manner of Exercise
                ------------------

                4.1  Stock Option Exercise Agreement.  To exercise this Option,
                     -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed document in a form acceptable to the Company (the "Exercise Agreement"), which shall set forth inter alia Optionee's election to
-------------------                          ----------
exercise this Option and the number of Shares being purchased. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

                4.2  Limitations on Exercise.  This Option may not be exercised
                     -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

                4.3  Payment.  The Exercise Agreement shall be accompanied by
                     -------
full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

        (a)     by cancellation of indebtedness of the Company to the Optionee;

        (b) by waiver of compensation due or accrued to Optionee for services rendered;

        (c)     provided that a public market for the Company's stock exists,
                (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Optionee
                                       -----------
                irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or
                                                                              --
                (2) through a "margin" commitment from Optionee and a NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (d)     by any combination of the foregoing.

                4.4  Tax Withholding.  In connection with the issuance of the
                     ---------------
Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise.

                4.5  Issuance of Shares.  Upon the exercise of this Option in
                     ------------------
accordance with this Section 4, the Company shall issue the purchased Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.         Compliance with Laws and Regulations.  The exercise of this
                ------------------------------------
Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

     6.         Nontransferability of Option.  This Option may not be
                ----------------------------
transferred in any manner other than by will or by the laws of decent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successor and assigns of Optionee.

     7.         Tax Consequences.  Set forth below is a brief summary as of the
                ----------------
Date of Grant of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS

AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                7.1  Exercise of Nonqualified Stock Option.  Optionee will be
                     -------------------------------------
treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                7.2  Disposition of Shares.  If the Shares are held for more
                     ---------------------
than twelve (12) months but less than eighteen (18) months after the date of the transfer of the Shares pursuant to the Exercise of this Option, any gain realized on disposition of the Shares will be treated as mid-term capital gain for federal income tax purposes. If the Shares are held for more than eighteen
(18) months after the date of the transfer of the Shares pursuant to the exercise of this Option, any gain realized on this position of the Shares will be treated as a long-term capital gain for federal income tax purposes.

     8.         Privileges of Stock Ownership.  Optionee shall not have any of
                -----------------------------
the rights of a stockholder with respect to any Shares until Optionee exercises this Option and pays the Exercise Price.

     9.         S-8 Registration.  The Company shall register the Shares
                ----------------
issuable under this Option on a Form S-8 Registration Statement within ninety
(90) days following the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and shall keep such Registration Statement in effect for the entire period that this Option thereafter remains outstanding.

     10.        Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     11.        Notices.  Any notices required to be given or delivered to the
                -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at the Company's principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon; personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

     12.        Successor and Assigns.  The Company any assign any of its rights
                ---------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

     13.        Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of California.

     14.        Acceptance.  Optionee hereby acknowledges receipt of this
                ----------
Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.


EXODUS COMMUNICATIONS, INC.             OPTIONEE


By: /s/ Richard S. Stoltz               /s/ K. B. Chandrasekhar
    ______________________________      ____________________________
                                        (Signature)

        Richard S. Stoltz                   K. B. Chandrasekhar
__________________________________      ____________________________
(Please print name)                     Please print name)

__________________________________
(Please print name)

                          EXODUS COMMUNICATIONS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

          This Stock Option Agreement ("Agreement") is made and entered into as
                                        ---------
of the Date of Grant set forth below (the "Date of Grant") by and between Exodus
                                           -------------
Communications, Inc., a California corporation (the "Company"), and the Optionee
                                                     -------
named below ("Optionee").
              --------


Optionee:                    K.B. Chandrasekhar

Social Security Number:      ###-##-####

Address:                     21591 Regnart Road
                             Cupertino, CA  95016

Total Option Shares:         500,000

Exercise Price Per Share:    $6.00

Date of Grant:               January 27, 1998

Vesting Date:                January 27, 2003

Expiration Date:             January 27, 2008

     1.         Grant of Option.  The Company hereby grants to Optionee an
                ---------------
option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the
                                                         ------
Exercise Price Per Share set forth above (the "Exercise Price"), subject to all
                                               --------------
of the terms and conditions of this Agreement. This Option is intended to be a "nonqualified stock option."


     2.         Vesting and Exercise Periods
                ----------------------------

                2.1  Vesting and Exercise Periods of Option.  This Option will
                     --------------------------------------
vest as to all of the Shares on the Vesting Date, provided Optionee is
                                                  --------
continuously in the service of the Company from the Date of Grant through the Vesting Date. For purposes of this Option, Optionee will be deemed in service of the Company for so long as Optionee renders services as a full time employee of the Company or any Subsidiary or Parent of the Company. Notwithstanding the foregoing, all of the Shares shall vest upon the occurrence of any of the following events: (the closing of the merger of the Company with and into an unaffiliated corporation; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the involuntary Termination (as defined in Section 3, below) of Optionee for any reason other than Cause. For purposes of the foregoing, in the event of an involuntary Termination of Optionee, the Company's Board of Directors shall determine in good faith whether Optionee has been Terminated for Cause.

                2.2  Expiration.  This Option shall expire on the Expiration
                     ----------
Date set forth above and must be exercised, if at all, on or before the Expiration Date.

     3.         Termination.  The following provisions shall govern the exercise
                -----------
of this Option in the event the Optionee is Terminated. For purposes of the foregoing, Optionee shall be deemed Terminated when Optionee ceases to be in the service of the Company as defined above.

                3.1  Termination for Any Reason Except Death or Disability.  If
                     -----------------------------------------------------
Optionee is Terminated for any reason, except death or Disability, notwithstanding any other provision in this Agreement or in the Plan to the contrary, this Option, to the extent that it would have been exercisable by Optionee on the date of Termination pursuant to this Agreement, may be exercised by Optionee no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date.

                3.2  Termination Because of Death or Disability.  If Optionee is
                     ------------------------------------------
Terminated because of death or Disability of Optionee, this Option, to the extent that it is exercisable by Optionee on the date of Termination, may be exercised by Optionee (or Optionee's legal representative) no later than ninety
(90) days after the date of Termination, but in any event no later than the Expiration Date.

                3.3  No Obligation to Employ.  Nothing in the Plan or this
                     -----------------------
Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

                3.4 For purposes of this Section 3, Optionee shall not be deemed Terminated nor shall a Termination be deemed to have occurred for so long as Optionee continues to render services as an employee, director or independent consultant to the Company or any Subsidiary or Parent of the Company.


     4.         Manner of Exercise
                ------------------

                4.1  Stock Option Exercise Agreement.  To exercise this Option,
                     -------------------------------
Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed document in a form acceptable to the Company (the "Exercise Agreement"), which shall set forth inter alia Optionee's election to
-------------------                          ----------
exercise this Option and the number of Shares being purchased. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

                4.2  Limitations on Exercise.  This Option may not be exercised
                     -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

                4.3  Payment.  The Exercise Agreement shall be accompanied by
                     -------
full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

        (a)     by cancellation of indebtedness of the Company to the Optionee;

        (b) by waiver of compensation due or accrued to Optionee for services rendered;

        (c)     provided that a public market for the Company's stock exists,
                (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby Optionee
                                       -----------
                irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or
                                                                              --
                (2) through a "margin" commitment from Optionee and a NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (d)     by any combination of the foregoing.

                4.4  Tax Withholding.  In connection with the issuance of the
                     ---------------
Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares issuable upon exercise.

                4.5  Issuance of Shares.  Upon the exercise of this Option in
                     ------------------
accordance with this Section 4, the Company shall issue the purchased Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5.         Compliance with Laws and Regulations.  The exercise of this
                ------------------------------------
Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

     6.         Nontransferability of Option.  This Option may not be
                ----------------------------
transferred in any manner other than by will or by the laws of decent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successor and assigns of Optionee.

     7. Tax Consequences. Set forth below is a brief summary as of the Date of Grant of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS

AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                7.1  Exercise of Nonqualified Stock Option.  Optionee will be
                     -------------------------------------
treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                7.2  Disposition of Shares.  If the Shares are held for more
                     ---------------------
than twelve (12) months but less than eighteen (18) months after the date of the transfer of the Shares pursuant to the Exercise of this Option, any gain realized on disposition of the Shares will be treated as mid-term capital gain for federal income tax purposes. If the Shares are held for more than eighteen
(18) months after the date of the transfer of the Shares pursuant to the exercise of this Option, any gain realized on this position of the Shares will be treated as a long-term capital gain for federal income tax purposes.

     8.         Privileges of Stock Ownership.  Optionee shall not have any of
                -----------------------------
the rights of a stockholder with respect to any Shares until Optionee exercises this Option and pays the Exercise Price.

     9.         S-8 Registration.  The Company shall register the Shares
                ----------------
issuable under this Option on a Form S-8 Registration Statement within ninety
(90) days following the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and shall keep such Registration Statement in effect for the entire period that this Option thereafter remains outstanding.

     10.        Entire Agreement.  This Agreement constitutes the entire
                ----------------
agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     11.        Notices.  Any notices required to be given or delivered to the
                -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at the Company's principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon; personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

     12.        Successor and Assigns.  The Company any assign any of its rights
                ---------------------
under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

     13.        Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of California.

     14.        Acceptance.  Optionee hereby acknowledges receipt of this
                ----------
Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax advisor prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

EXODUS COMMUNICATIONS, INC.             OPTIONEE

By: /s/ Richard S. Stoltz               /s/ K. B. Chandrasekhar
    ______________________________      ____________________________
                                        (Signature)

        Richard S. Stoltz                   K. B. Chandrasekhar
__________________________________      ____________________________
(Please print name)                     (Please print name)

__________________________________
(Please print name)